UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2026

PROPHASE LABS, INC.

(Exact name of Company as specified in its charter)

Delaware	000-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

626 RXR Plaza, 6th Floor Uniondale, New York	11556
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 989-0763

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14(d)-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange of Which Registered
Common Stock, par value $0.0005	PRPH	OTC ID

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 16, 2026, ProPhase Labs, Inc. (“the Company”) entered into a Stock Purchase Agreement (“the Agreement”) with Generating Alpha Ltd. (“the Investor”), pursuant to which the Investor committed to provide the Company with up to ten million dollars ($10,000,000) of equity capital over time, at the Company’s election and subject to the terms and conditions set forth in the Agreement.

The Agreement establishes an equity line facility that provides the Company with the right, but not the obligation, to sell shares of common stock to the Investor from time to time. The Company retains full discretion over its access to the facility and there is no requirement that the Company access the facility at any time.

In connection with entering into the Agreement, the Company issued 549,105 shares of common stock and a prefunded common stock purchase warrant to acquire up to 240,369 shares of common stock as a commitment fee. The warrant has an exercise price of $0.00 per share and is exercisable on a cashless basis, subject to customary ownership limitations.

The issuance of any additional shares would occur solely at the Company’s election and in accordance with applicable securities laws.

The foregoing description of the Agreement and the related warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, the Irrevocable Instructions and the Common Stock Purchase Warrant, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth under Item 1.01 is incorporated herein by reference. The securities described above were issued in reliance on exemptions from registration under Section 4(a)(2) of the Securities Act of 1933 and Regulation D promulgated thereafter.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

1.1 Stock Purchase Agreement dated January 16, 2026.

1.2 Exhibit D – Irrevocable Instructions dated January 16, 2026.

1.3 Exhibit E – Common Stock Purchase Warrant dated January 16, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Ted Karkus
Ted Karkus
Chairman of the Board and Chief Executive Officer

Date: Friday, January 23, 2026